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                                                                   Exhibit 10.11

c  o  g  e  n  t
   C O M M U N I C A T I O N S                BRILLIANTLY FAST. ELEGANTLY SIMPLE
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6715 Kenilworth Avenue Partnership
1015 31st Street, NW
Washington, DC 20007


Re: Lease Agreement Term: Sept 1, 2000 - 8/31/2001
Cogent Communications, Inc-
1015 31st Street, NW, Washington, DC 20007


Dear Mr. Schaeffer,                                August 1, 2001


         In reference to the above subject Lease Agreement between Cogent Communications, Inc. (Tenant) and 6715 Kenilworth Avenue Partnership (Landlord), Cogent Communications, Inc. elects to extend the lease, at the location referenced above, and per the conditions of the existing Lease, for an additional one (1) year term with a new expiration date of August 31, 2002.

         All other conditions of the Lease shall remain the same. Please acknowledge receipt of this notice by signing and returning a copy of this letter.

TENANT:  COGENT COMMUNICATIONS, INC

                  /s/
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Thaddeus G. Weed
Title: VP, Controller


LANDLORD:  6715 KENILWORTH AVENUE PARTNERSHIP

                  /s/
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Dave Schaeffer
Title: General Partner